Administrative Office

4333 Edgewood Road NE

Cedar Rapids, IA 52499

March 28, 2014

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Re:	Merrill Lynch Life Variable Annuity Separate Account D
Merrill Lynch IRA Annuity – Registration No. 333-91098
Merrill Lynch Investor Choice – IRA Series – Registration No. 333-119364

Commissioners:

Transamerica Advisors Life Insurance Company (the “Company”), on behalf of Registrant, has sent or will send to contract owners the semi-annual reports for the period ended January 31, 2014, for the following underlying mutual funds (“Funds”) in which Registrant invests:

Semi-Annual Report Mailings:

AllianceBernstein Large Cap Growth, SEC File No.: 811-06730

The American Funds – Income Fund of America, Inc, SEC File No.: 811-01880

Davis New York Venture, SEC File No.: 811-01701

Putnam Voyager Fund, SEC File No.: 811-01682

Some of the funds listed above may not be available under every policy or contract offered by the Registrant.

The Company understands that the Funds have filed or will file their semi-annual reports with the Commission under separate cover.

Please direct any question or comment regarding the enclosed to the undersigned at (800) 346-3677, extension 8330.

Very truly yours,

/s/ Darin Smith

Darin Smith

Vice President